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                 Prudential Short-Term Global Income Fund, Inc.
                           (Global Assets Portfolio)
                        Supplement dated October 6, 1995
                      to Prospectus dated January 3, 1995
Proposed Reorganization
    The Board of Directors of Prudential Short-Term Global Income Fund, Inc. (the Fund) has recently approved a proposal to sell the assets and liabilities of the Fund's Global Assets Portfolio for shares of the Fund's Short-Term Global Income Portfolio. Class A shares of the Global Assets Portfolio would be exchanged at net asset value for Class A shares of equivalent value of Short-Term Global Income Portfolio.
    The transaction has been approved by the Fund's Board of Directors and is subject to approval by the shareholders of the Global Assets Portfolio. It is anticipated that the proxy statement/prospectus relating to the proposed transaction will be mailed to Global Assets Portfolio shareholders in November 1995.
    Under the terms of the proposal, shareholders of Global Assets Portfolio would become shareholders of the Short-Term Global Income Portfolio. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of either portfolio as a result of the proposed transaction.
    Global Assets Portfolio no longer accepts purchase orders of its Class A shares, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege for Global Assets Portfolio shareholders will remain in effect. Notwithstanding the above exceptions, no shares may be acquired by any means beginning four days prior to the date of closing of the proposed reorganization.

MF149C-1
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